UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): December 12, 2007
                                                       -----------------

                             RCM Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                        1-10245              95-1480559
        ----------                   -------------       --------------
      (State or Other              (Commission File        (I.R.S. Employer
      Jurisdiction of                   Number)           Identification No.)
      Incorporation)

  2500 McClellan Avenue, Suite 350
   Pennsauken, NJ                                 08109-4613
------------------------------------------        ----------
  (Address of Principal Executive Offices)        (Zip Code)

  Registrant's telephone number, including area code: (856) 486-1777
                                                      ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR
    230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ] Pre-commencement
    communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
            Compensatory Arrangements of Certain Officers.

On December 7, 2007, the Board of Directors of RCM Technologies, Inc. (the "Company") and the Compensation Committee of the Company's Board of Directors approved certain amendments to the following agreements between the Company and Leon Kopyt: the Amended and Restated Employment Agreement, entered into on November 30, 1996, (the "Employment Agreement"); the Second Amended and Restated Termination Benefits Agreement, made March 18, 1997, (the "Termination Agreement"); and the Severance Agreement, entered into on June 10, 2002, (the "Severance Agreement" and with the Employment Agreement and the Termination Agreement collectively hereinafter referred to as the "Agreements"). Mr. Kopyt agreed to each of these amendments on December 12, 2007 (collectively, the "Amendments").

The Amendments primarily add or modify provisions of the Agreements to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") and regulations or other guidance of the Internal Revenue Service published thereunder. Among the changes is the payment, in connection with a covered termination under the Agreements, of a lump sum cash payment equal in value to the cost of continuing Mr. Kopyt under the Company's life, disability and other employee benefits programs for the relevant severance period set forth in the applicable Agreement, plus a gross-up amount to cover the relevant taxes associated with such payment; prior to the Amendments, the Agreements provided that the Company would either continue, pay or make available these benefits for the relevant severance period. The Amendments also require that Mr. Kopyt pay the applicable monthly premiums for the cost of family health insurance coverage during the relevant severance period and the Company will reimburse him the monthly cost of such coverage, less the amount that he was required to pay for such coverage immediately prior to his termination date, plus an additional gross-up amount for the relevant taxes on such reimbursement; prior to the Amendments, the Agreements provided that the Company would either continue, pay or make available this benefit for the relevant severance period. The Amendment to the Employment Agreement also provides that in the event of the death of Mr. Kopyt, the death benefit payable thereunder will be paid in a lump sum, as opposed to payable weekly over the six month period following the date of his death.

The Amendments also include the requirement to delay in certain circumstance the payment of any applicable severance for six months following Mr. Kopyt's termination of employment; however, in such circumstances the Company must establish a rabbi trust and contribute to such rabbi trust an amount sufficient to cover the Company's obligations to pay such delayed amounts, plus an additional amount to cover an interest payment on such amounts at annual rate equal to the prime rate.

The Amendments also make conforming changes to the Agreements by adding the requirement to the Employment Agreement and the Severance Agreement that the Company will (i) provide Mr. Kopyt with a full-gross up for any excise taxes under Section 280G of the Code for amounts payable under such agreements or otherwise, and (ii) cover the reasonable fees and costs of counsel retained by Mr. Kopyt in the event he is required to enforce his rights under either agreement. Prior to the Amendments, these requirements were only provided for in the Termination Agreement.

Lastly, the Amendments modified the formula for determining Mr. Kopyt's cash severance under the Agreements for the portion that is based on his bonus for the most recently completed fiscal year by providing that the bonus for this purpose will be determined based on the maximum bonus that he was eligible to receive during such prior fiscal year, as opposed to the bonus that he received during such fiscal year.

The Amendments to the Agreements do not change the base salary, target incentives, long-term compensation or any other remunerative aspect of the agreement in any material respect, other than as described above and for Section 409A compliance reasons.

The foregoing descriptions are qualified in their entirety by references to the Amendments to the above-listed Agreements filed as Exhibits to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit Number        Exhibit Title
10.1+                 Amendment No. 1, dated December 12, 2007, to the Amended
                      and Restated Employment Agreement, entered into on November 30, 1996, between Leon Kopyt and
                      RCM Technologies, Inc.

10.2+ Amendment No. 1, dated December 12, 2007, to the Second Amended and Restated Termination Benefits Agreement, made March 18, 1997, between Leon Kopyt and RCM Technologies, Inc.

10.3+ Amendment No. 1, dated December 12, 2007, to the Severance Agreement, entered into on
                      June 10, 2002, between Leon Kopyt and RCM
                      Technologies, Inc.

---------------
+  Compensatory plan or arrangement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RCM TECHNOLOGIES, INC.



                              By:      s//Stanton Remer
                                       ----------------
                                       Stanton Remer
                                       Chief Financial Officer, Treasurer and
                                       Secretary


Dated: December 12, 2007

                              EXHIBIT INDEX

Exhibit Number                Exhibit Title
10.1+                         Amendment No. 1, dated December 12, 2007, to the
                              Amended and Restated Employment
                              Agreement, entered into on November 30, 1996, between Leon Kopyt and RCM Technologies, Inc.

10.2+                         Amendment No. 1, dated December 12, 2007, to the
                              Second Amended and Restated
                              Termination Benefits Agreement, made
                              March 18, 1997, between Leon Kopyt and RCM
                              Technologies, Inc.

10.3+ Amendment No. 1, dated December 12, 2007, to the Severance Agreement, entered into on
                              June 10, 2002, between Leon Kopyt and
                              RCM Technologies, Inc.

---------------
+  Compensatory plan or arrangement.